MREIC

Supplemental Information

March 31, 2011

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

MREIC

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Property Table	13
Definitions	15
Press Release Dated May 9, 2011	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

ASSETS	March 31, 2011	September 30, 2010
Real Estate Investments:		
Land	$82,129,278	$77,664,817
Buildings, Improvements and Equipment, net of Accumulated Depreciation of $63,905,102 and $58,800,741, respectively	326,466,961	314,523,896
Total Real Estate Investments	**$408,596,239**	**$392,188,713**
Cash and Cash Equivalents	7,432,890	6,814,553
Securities Available for Sale at Fair Value	44,312,242	42,517,725
Tenant and Other Receivables	480,822	647,261
Deferred Rent Receivable	1,630,891	1,574,933
Loans Receivable, net	227,827	268,817
Prepaid Expenses	1,853,299	613,994
Financing Costs, net of Accumulated Amortization of $1,890,159 and $1,731,822, respectively	2,343,355	2,443,616
Lease Costs, net of Accumulated Amortization of $676,685 and $571,324, respectively	982,900	1,020,402
Intangible Assets, net of Accumulated Amortization of $5,287,317 and $4,697,265, respectively	5,790,222	5,835,274
Other Assets	354,022	193,509
TOTAL ASSETS	**$474,004,709**	**$454,118,797**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$211,615,442	$210,577,861
Subordinated Convertible Debentures	8,940,000	13,990,000
Loans Payable	12,847,573	9,273,913
Accounts Payable and Accrued Expenses	1,916,674	2,088,853
Other Liabilities	3,956,951	2,675,698
Total Liabilities	**$239,276,640**	**$238,606,325**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $53,493,750 and 33,062,500 liquidation value, respectively; 2,139,750 and 1,322,500, Shares Authorized, Issued and Outstanding, respectively	$53,493,750	$33,062,500
Common Stock – $.01 Par Value, 50,000,000 and 40,000,000 Shares Authorized; 35,097,640 and 33,956,138 Shares Issued and 35,084,579 and 33,951,138 Shares Outstanding, respectively	350,975	339,561
Excess Stock – $.01 Par Value, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Additional Paid – In Capital	172,757,727	170,743,069
Treasury Stock at Cost (13,061 and 5,000 Shares, respectively)	(24,905)	(24,905)
Accumulated Other Comprehensive Income	9,308,217	10,116,057
Loans to Officers, Directors and Key Employees	(1,201,563)	(1,201,563)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**$234,684,201**	**$213,034,719**
Noncontrolling Interest	43,868	2,477,753
Total Shareholders' Equity	**$234,728,069**	**$215,512,472**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$474,004,709**	**$454,118,797**

Consolidated Statements of Operations

(unaudited)

	Three Months Ended		Six Months Ended	
	3/31/2011	3/31/2010	3/31/2011	3/31/2010
INCOME:				
Rental Revenue	$10,222,298	$9,485,363	$20,267,349	$18,459,903
Reimbursement Revenue	1,962,424	1,865,153	4,051,000	3,663,682
TOTAL INCOME	**12,184,722**	**11,350,516**	**24,318,349**	**22,123,585**
EXPENSES:				
Real Estate Taxes	1,805,062	1,687,505	3,639,873	3,324,323
Operating Expenses	612,910	484,513	1,269,376	909,810
General & Administrative Expense	953,572	730,851	2,092,582	1,439,242
Acquisition Costs	2,191	53,366	405,474	258,939
Depreciation	2,569,318	2,298,364	5,104,361	4,532,722
Amortization	452,463	418,444	897,097	809,201
TOTAL EXPENSES	**6,395,516**	**5,673,043**	**13,408,763**	**11,274,237**
OTHER INCOME (EXPENSE):				
Interest and Dividend Income	760,761	506,725	1,487,358	1,139,147
Gain on Securities Transactions, net	1,000,503	781,334	3,808,525	1,110,572
Interest Expense	(3,717,387)	(3,787,207)	(7,557,788)	(7,392,991)
TOTAL OTHER INCOME (EXPENSE)	**(1,956,123)**	**(2,499,148)**	**(2,261,905)**	**(5,143,272)**
NET INCOME	**3,833,083**	**3,178,325**	**8,647,681**	**5,706,076**
Less: Net Income Attributable to Noncontrolling Interests	18,946	45,789	47,353	99,266
NET INCOME ATTRIBUTABLE TO MREIC SHAREHOLDERS	**3,814,137**	**3,132,536**	**8,600,328**	**5,606,810**
Less: Preferred Dividend	1,019,805	630,304	2,039,610	1,260,607
NET INCOME APPLICABLE TO MREIC COMMON SHAREHOLDERS	**$2,794,332**	**$2,502,232**	**$6,560,718**	**$4,346,203**

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Financial Highlights

(unaudited)

	Three Months Ended		Six Months Ended	
	3/31/2011	3/31/2010	3/31/2011	3/31/2010
Weighted Average Shares Outstanding				
Basic	34,612,707	28,404,900	34,315,313	27,890,982
Diluted	34,670,344	28,441,425	34,367,412	27,902,101
Net Income Applicable to MREIC Common Shareholders	$2,794,332	$2,502,232	$6,560,718	$4,346,203
Basic	$0.08	$0.09	$0.19	$0.16
Diluted	0.08	0.09	0.19	0.16
Funds From Operations - FFO	$5,651,100	$5,072,937	$12,246,745	$9,405,191
Basic	$0.16	$0.18	$0.36	$0.34
Diluted	0.16	0.18	0.36	0.34
FFO Excluding Gains on Securities Transactions, net	$4,650,597	$4,291,603	$8,438,220	$8,294,619
Basic	$0.13	$0.15	$0.25	$0.30
Diluted	0.13	0.15	0.25	0.30
Funds Available for Distribution - FAD	$4,763,579	$4,270,820	$8,497,766	$8,146,588
Basic	$0.14	$0.15	$0.25	$0.29
Diluted	0.14	0.15	0.25	0.29
Dividends Declared per Common Share	$0.15	$0.15	$0.30	$0.30

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	Six Months Ended	
	3/31/2011	3/31/2010
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income	$8,647,681	$5,706,076
Noncash Items Included in Net Income:		
Depreciation	5,104,361	4,532,722
Amortization	913,868	850,972
Stock Compensation Expense	63,606	5,364
Gain on Securities Transactions, net	(3,808,525)	(1,110,572)
Changes In:		
Tenant, Deferred Rent and Other Receivables	110,481	(6,187)
Prepaid Expenses	(1,239,305)	(491,427)
Other Assets and Lease Costs	(204,372)	115,439
Accounts Payable, Accrued Expenses and Other Liabilities	1,109,074	241,091
NET CASH PROVIDED BY OPERATING ACTIVITIES	$10,696,869	$9,843,478
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets	(10,856,474)	(40,449,000)
Capital Improvements & Purchases of Equipment	(622,426)	(345,768)
Purchase of Noncontrolling Interest	(4,138,291)	(948,802)
Collections on Loans Receivable	16,990	82,502
Proceeds from Sale of Securities Available for Sale	10,908,868	7,089,247
Purchase of Securities Available for Sale	(9,702,700)	(4,603,454)
NET CASH USED IN INVESTING ACTIVITIES	$(14,394,033)	$(39,175,275)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net Proceeds from Loans Payable	3,573,660	1,410,542
Repurchase of Subordinated Convertible Debentures	(5,050,000)	-
Proceeds from Mortgages	-	27,100,000
Principal Payments on Mortgages	(9,540,406)	(6,656,839)
Financing Costs Paid on Debt	(118,194)	(471,344)
Net Distributions to Noncontrolling Interests	(107,988)	(180,807)
Proceeds from the Exercise of Stock Options	2,177,778	350,440
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	-	10,416,720
Proceeds from Issuance of Common Stock, net of reinvestments	4,100,820	6,042,975
Proceeds from Registered Direct Placement of Preferred Stock, net of offering costs	18,977,862	-
Preferred Dividends Paid	(2,039,610)	(1,260,607)
Common Stock Distributions Paid, net of reinvestments	(7,658,421)	(6,153,157)
NET CASH PROVIDED BY FINANCING ACTIVITIES	$4,315,501	$30,597,923
NET INCREASE IN CASH AND CASH EQUIVALENTS	618,337	1,266,126
CASH AND CASH EQUIVALENTS		
BEGINNING OF PERIOD	6,814,553	6,080,888
END OF PERIOD	$7,432,890	$7,347,014

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Capital Structure and Leverage Ratios

(unaudited)

	As of 3/31/2011	As of 3/31/2010	As of 9/30/2010
Mortgage Notes Payable	$211,615,442	$212,493,444	$210,577,861
Loans Payable	12,847,573	20,474,292	9,273,913
Subordinated Convertible Debentures	8,940,000	13,990,000	13,990,000
Total Debt	233,403,015	246,957,736	233,841,774
Noncontrolling Interest	43,868	2,532,889	2,477,753
Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	33,062,500	33,062,500
Common Stock, Paid-in-Capital & Other	181,190,451	147,344,428	179,972,219
Total Shareholders' Equity	234,684,201	180,406,928	213,034,719
Total Book Capitalization	468,131,084	429,897,553	449,354,246
Accumulated Depreciation	63,905,102	53,830,912	58,800,741
Total Undepreciated Book Capitalization	**$532,036,186**	**$483,728,465**	**$508,154,987**
Shares Outstanding	35,084,579	28,761,200	33,951,138
Market Price Per Share	$8.21	$8.41	$7.82
Equity Market Capitalization	$288,044,394	$241,881,692	$265,497,899
Total Debt	233,403,015	246,957,736	233,841,774
Noncontrolling Interest	43,868	2,532,889	2,477,753
Preferred	53,493,750	33,062,500	33,062,500
Total Market Capitalization	**$574,985,027**	**$524,434,817**	**$534,879,926**
Total Debt	$233,403,015	$246,957,736	$233,841,774
less: Cash and Cash Equivalents	7,432,890	7,347,014	6,814,553
Net Debt	**$225,970,125**	**$239,610,722**	**$227,027,221**
Net Debt / Undepreciated Book Capitalization	42.5%	49.5%	44.7%
Net Debt / Total Market Capitalization	39.3%	45.7%	42.4%
Net Debt + Preferred / Total Market Capitalization	48.6%	52.0%	48.6%

	Three Months Ended (unaudited)		Fiscal Year Ended (unaudited)
	3/31/2011	3/31/2010	9/30/2010
Net Income	$3,833,083	$3,178,325	$11,215,252
plus: Depreciation & Amortization (includes Discontinued Operations)	3,021,781	2,716,808	11,212,073
plus: Interest Expense (includes Discontinued Operations)	3,717,387	3,787,207	14,946,293
plus: Acquisition Costs	2,191	53,366	459,030
less: Gain On Securities Transactions, net	(1,000,503)	(781,334)	(2,609,149)
EBITDA	**$9,573,939**	**$8,954,372**	**$35,223,499**
Interest Expense	$3,717,387	$3,787,207	$14,946,293
Preferred Dividend	1,019,805	630,304	2,521,214
Total Fixed Charges	**$4,737,192**	**$4,417,511**	**$17,467,507**
Interest Coverage	**2.6 x**	**2.4 x**	**2.4 x**
Fixed Charge Coverage	**2.0 x**	**2.0 x**	**2.0 x**
Total Debt	$233,403,015	$246,957,736	$233,841,774
Annualized EBITDA	38,295,756	35,817,488	35,223,499
Total Debt / EBITDA	**6.1 x**	**6.9 x**	**6.6 x**

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by Tenant
(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	34	3,340,190	45.0%	$21,931,000	53.8%	$6.57	$256,929,101	$118,137,909
Mead Corporation	1	388,671	5.2%	1,204,000	3.0%	3.10	12,553,964	4,132,693
CBOCS Distribution, Inc.	1	381,240	5.1%	1,364,000	3.3%	3.58	14,215,000	8,579,029
Coca Cola / Western Container	2	328,211	4.4%	1,580,000	3.9%	4.81	18,328,843	8,773,976
Norton McNaughton of Squire, Inc.	1	306,000	4.1%	1,301,000	3.2%	4.25	12,972,474	7,153,959
Carrier Sales	2	297,187	4.0%	2,195,000	5.4%	7.39	25,427,170	13,523,693
Kellogg Company	4	238,664	3.2%	1,455,000	3.6%	6.10	17,434,748	6,833,537
Caterpillar Logistics Services, Inc.	1	217,970	2.9%	1,169,000	2.9%	5.36	14,868,857	8,708,795
Anheuser-Busch, Inc.	1	184,800	2.5%	1,147,000	2.8%	6.21	12,386,675	4,742,878
Carlisle Tire & Wheel Company	1	179,280	2.4%	675,000	1.7%	3.77	7,020,401	2,729,710
Home Depot USA, Inc.	1	171,200	2.3%	875,000	2.1%	5.11	11,242,162	5,419,259
HD Supply, Inc.	1	160,000	2.2%	594,000	1.5%	3.71	5,483,272	2,070,872
Maidenform, Inc.	1	148,000	2.0%	396,000	1.0%	2.68	4,859,862	3,499,598
Pittsburgh Glass Works	1	102,135	1.4%	449,000	1.1%	4.40	3,900,602	-
National Oilwell	1	91,295	1.2%	721,000	1.8%	7.90	8,052,355	5,029,930
Joseph T. Ryerson	1	89,052	1.2%	614,000	1.5%	6.89	6,809,488	2,691,935
DHL	1	83,000	1.1%	562,000	1.4%	6.77	6,771,524	3,961,977
Sherwin-Williams Company	2	78,864	1.1%	625,000	1.5%	7.93	7,102,087	2,155,076
Macy's East, Inc.	1	59,400	0.8%	451,000	1.1%	7.59	4,839,501	2,523,021
MagiKitch'n	1	37,660	0.5%	286,000	0.7%	7.59	2,820,000	-
Keystone Automotive	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Graybar Electric Company	1	26,340	0.4%	109,000	0.3%	4.14	1,850,270	-
Various	2	334,247	4.5%	903,000	2.2%	3.80	4,972,795	-
Vacant	2	138,760	1.9%	-	-	-	9,484,610	947,595
Total as of 3/31/11	**65**	**7,418,316**	**100.0%**	**$40,735,000**	**100.0%**	**$5.67**	**$472,490,276**	**$211,615,442**

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by State

(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
Tennessee	3	898,915	12.1%	$3,015,000	7.4%	$3.35	$33,582,271	$20,805,590
Florida	9	786,188	10.6%	5,189,000	12.7%	6.60	66,359,338	38,699,928
Illinois	7	720,416	9.7%	5,143,000	12.6%	7.14	60,959,602	20,876,696
Missouri	4	654,073	8.8%	2,021,000	5.0%	3.64	28,469,550	7,997,487
South Carolina	3	510,560	6.9%	3,000,000	7.4%	5.88	32,294,144	14,013,661
North Carolina	4	455,067	6.1%	1,627,000	4.0%	3.93	19,196,327	8,965,073
Texas	3	367,466	5.0%	2,907,000	7.1%	7.91	33,528,079	21,175,807
Pennsylvania	2	329,134	4.4%	734,000	1.8%	3.13	6,435,298	-
Georgia	3	307,660	4.1%	1,764,000	4.3%	5.73	21,976,174	11,568,109
Virginia	4	305,770	4.1%	2,003,000	4.9%	6.55	22,902,127	7,148,955
Arizona	1	288,211	3.9%	1,248,000	3.1%	4.33	14,649,000	6,335,728
Ohio	3	267,903	3.6%	1,600,000	3.9%	5.97	19,235,175	11,425,201
Michigan	2	265,371	3.6%	1,735,000	4.3%	6.54	20,900,721	11,683,647
Kansas	2	219,280	3.0%	1,007,000	2.5%	4.59	10,700,244	5,167,958
New York	2	155,381	2.1%	1,319,000	3.2%	8.49	14,622,591	1,729,851
Maryland	1	149,384	2.0%	1,426,000	3.5%	9.55	14,375,829	8,552,818
Wisconsin	1	139,564	1.9%	901,000	2.2%	6.46	9,367,024	2,041,089
Colorado	2	138,235	1.9%	1,208,000	3.0%	8.74	13,540,091	5,133,439
New Jersey	2	102,173	1.4%	906,000	2.2%	9.03	6,196,998	2,523,021
Nebraska	1	88,140	1.2%	535,000	1.3%	6.07	5,689,405	1,111,355
Mississippi	2	62,340	0.8%	249,000	0.6%	3.99	3,328,270	-
Minnesota	1	59,425	0.8%	433,000	1.1%	7.29	5,157,126	1,754,599
Alabama	1	56,698	0.8%	278,000	0.7%	4.90	3,469,918	1,737,005
Connecticut	1	54,812	0.7%	358,000	0.9%	6.53	3,390,459	1,168,425
Iowa	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Total as of 3/31/11	**65**	**7,418,316**	**100.0%**	**$40,735,000**	**100.0%**	**$5.67**	**$472,490,276**	**$211,615,442**

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Property Table

(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq.Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2010	100.0%	449,900	$1,281,000	$2.85	8.2 Yrs	$14,600,000	$9,595,567
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	4.7 Yrs	12,553,964	4,132,693
3	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,364,000	3.58	13.3 Yrs	14,215,000	8,579,029
4	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	4.1 Yrs	12,972,474	7,153,959
5	Various	Monaca	PA	1997	67.4%	291,474	448,000	2.28	1.9 Yrs	3,615,298	-
6	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	1.1 Yrs	14,649,000	6,335,728
7	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	5.7 Yrs	14,868,857	8,708,795
8	Fedex Ground Package System, Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	6.3 Yrs	16,683,289	11,038,680
9	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	1,147,000	6.21	4.2 Yrs	12,386,675	4,742,878
10	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	7.8 Yrs	17,740,000	11,192,711
11	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	1.2 Yrs	7,020,401	2,729,710
12	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	875,000	5.11	4.3 Yrs	11,242,162	5,419,259
13	Fedex Ground Package System, Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	7.8 Yrs	17,667,933	9,874,722
14	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	0.6 Yrs	5,483,272	2,070,872
15	Fedex Ground Package System, Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	7.3 Yrs	14,375,829	8,552,818
16	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	1.8 Yrs	4,859,862	3,499,598
17	Fedex Ground Package System, Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	6.3 Yrs	9,367,024	2,041,089
18	Federal Express Corporation	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	6.2 Yrs	18,513,232	5,379,233
19	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	3.6 Yrs	7,687,170	2,330,982
20	FedEx Ground	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	8.5 Yrs	11,715,000	4,453,422
21	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	6.7 Yrs	8,470,908	5,418,349
22	Federal Express Corporation	Winston-Salem	NC	2002	100.0%	106,507	637,000	5.98	0.8 Yrs	6,655,193	3,394,603
23	Fedex Ground Package System, Inc	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	8.4 Yrs	10,923,550	1,729,851
24	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	2.4 Yrs	5,061,253	3,168,000
25	Pittsburgh Glass Works	O'Fallon	MO	1994	100.0%	102,135	449,000	4.40	1.3 Yrs	3,900,602	-
26	Vacant	Liberty	MO	1998	-	98,200	-	na	na	7,286,610	947,595
27	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	2.2 Yrs	6,095,806	2,912,279
28	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	6.5 Yrs	7,534,302	5,014,564
29	Fedex Ground Package System, Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	4.5 Yrs	7,735,724	4,953,166
30	Fedex Ground Package System, Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	7.3 Yrs	7,606,670	2,406,280
31	National Oilwell	Houston	TX	2010	100.0%	91,295	721,000	7.90	11.5 Yrs	8,052,355	5,029,930
32	Fedex Ground Package System, Inc	Ft. Myers	FL	2003	100.0%	90,020	400,000	4.44	0.6 Yrs	4,465,479	2,326,008
33	Fedex Ground Package System, Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	5.6 Yrs	10,509,596	6,486,602
34	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	0.8 Yrs	6,809,488	2,691,935
35	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	2.6 Yrs	5,689,405	1,111,355
36	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	2.4 Yrs	5,973,539	3,529,820
37	DHL	Roanoke	VA	2007	100.0%	83,000	562,000	6.77	5.7 Yrs	6,771,524	3,961,977
38	Fedex Ground Package System, Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	5.6 Yrs	8,200,383	4,727,381
39	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	6.0 Yrs	4,905,958	488,315
40	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	450,000	6.25	10.2 Yrs	4,217,432	644,967
41	Fedex Ground Package System, Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	7.3 Yrs	6,351,451	2,461,914
42	Keebler Company	Tampa	FL	2007	100.0%	68,385	376,000	5.50	0.8 Yrs	5,616,874	2,747,913
43	Fedex Ground Package System, Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	7.5 Yrs	7,188,640	2,671,525
44	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	1.6 Yrs	4,767,271	2,630,994
45	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	464,000	6.99	12.8 Yrs	5,540,000	1,911,199
46	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	1.3 Yrs	4,728,374	2,917,199
47	Carrier Sales	Richmond	VA	2007	100.0%	60,000	396,000	6.60	5.2 Yrs	4,370,915	-
48	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	433,000	7.29	1.7 Yrs	5,157,126	1,754,599
49	Macy's East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	451,000	7.59	3.0 Yrs	4,839,501	2,523,021
50	Fedex Ground Package System, Inc	Augusta	GA	2005	100.0%	59,358	453,000	7.63	7.3 Yrs	5,326,374	1,750,336
51	Fedex Ground Package System, Inc	Huntsville	AL	2005	100.0%	56,698	278,000	4.90	3.4 Yrs	3,469,918	1,737,005

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

FOR IMMEDIATE RELEASE

May 9, 2011

Contact:  Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE SECOND QUARTER ENDED MARCH 31, 2011

FREEHOLD, NJ, May 9, 2011........Monmouth Real Estate Investment Corporation (NYSE/MNR) reported net income attributable to common shareholders was $2,794,000 or $.08 per common share for the three months ended March 31, 2011 as compared to net income attributable to common shares of $2,502,000 or $.09 per common share for the three months ended March 31, 2010.  Funds from operations (FFO) were $5,651,000 or $.16 per share for the three months ended March 31, 2011, as compared to $5,073,000 or $.18 per share for the three months ended March 31, 2010.  FFO was $.36 per share for the six months ended March 31, 2011 as compared to $.34 per share for the six months ended March 31, 2010.

A summary of significant financial information for the three and six months ended March 31, 2011 and 2010 is as follows:

   Three Months Ended

             March 31,

	2011	2010
Rental and Reimbursement Revenue	$12,185,000	$11,351,000
Total Expenses	$6,396,000	$5,673,000
Interest and Dividend Income	$761,000	$507,000
Gain on Securities Transactions, net	$1,000,000	$781,000
Net Income Attributable to Common Shareholders	$2,794,000	$2,502,000
Net Income Attributable to Common Shareholders Per Common Share	$.08	$.09
FFO (1)	$5,651,000	$5,073,000
FFO Per Common Share (1)	$.16	$.18
Weighted Avg. Diluted Common Shares Outstanding	34,670,000	28,441,000

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Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

               Six Months Ended

          March 31,

	2011	2010
Rental and Reimbursement Revenue	$24,318,000	$22,124,000
Total Expenses	$13,409,000	$11,274,000
Interest and Dividend Income	$1,487,000	$1,139,000
Gain on Securities Transactions, net	$3,808,000	$1,111,000
Net Income Attributable to Common Shareholders	$6,561,000	$4,346,000
Net Income Attributable to Common Shareholders Per Common Share	$.19	$.16
FFO (1)	$12,247,000	$9,405,000
FFO Per Common Share (1)	$.36	$.34
Weighted Avg. Diluted Common Shares Outstanding	34,367,000	27,902,000

A summary of significant balance sheet information as of March 31, 2011 and September 30, 2010 is as follows:

	March 31, 2011	September 30, 2010
Total Real Estate Investments	$408,596,000	$392,189,000
Securities Available for Sale	$44,312,000	$42,518,000
Total Assets	$474,005,000	$454,119,000
Mortgage Notes Payable	$211,615,000	$210,578,000
Subordinated Convertible Debentures	$8,940,000	$13,990,000
Loans Payable	$12,848,000	$9,274,000
Total Shareholders’ Equity	$234,728,000	$215,512,000

Eugene W. Landy, President, commented on the results of the second quarter ended March 31, 2011, “We are pleased with the results of our second quarter. Our property portfolio continued to perform well and is currently 97% occupied with an average lease maturity of 5.1 years. Our securities portfolio also continued to perform well with $3.8 million in gains realized thus far in fiscal 2011 and an additional $9.3 million in unrealized gains at quarter end. We now have three acquisitions totaling $33 million representing 530,000 square feet under contract and scheduled to close by fiscal year end. Coupled with the acquisitions closed thus far, fiscal 2011 will represent a year of substantial growth. We have ample capital to invest and are continuing to execute our strategy of investing in net-leased industrials on long-term leases to investment grade tenants.”

Monmouth Real Estate Investment Corporation, a real estate investment trust (REIT) specializing in net-leased industrial properties, will host its Second Quarter 2011 Financial Results Webcast and Conference Call.  Senior management will discuss quarterly results, current market conditions and future outlook on Tuesday, May 10, 2011 at 10:00 a.m. Eastern Time.

Monmouth Real Estate’s second quarter financial results and supplemental information herewith will be available on the company website at www.mreic.com in the “Financial Information & Filings” section.

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Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

To participate in the webcast select the microphone icon at the top of the homepage on the company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Tuesday, May 10, 2011.  It will be available until June 10, 2011, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 449167.  A transcript of the call and the webcast replay will be available at the company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, which was organized in 1968, is a publicly-owned real estate investment trust specializing in net-leased industrial properties.  The Company’s portfolio consists of sixty-four industrial properties and one shopping center located in twenty-five states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. Factors and risks that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)  Non-GAAP Information:  Funds from operations (FFO) is defined as net income (loss) applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per share is defined as FFO divided by weighted average shares outstanding.  FFO and FFO per share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per share are significant components in understanding the Company’s financial performance.

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Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

FFO and FFO per share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

The Company’s FFO for the three and six months ended March 31, 2011 and 2010 is calculated as follows:

                           Three Months Ended

          Six Months Ended

	3/31/11	3/31/10	3/31/11	3/31/10

Net Income	3,833,000	3,178,000	8,648,000	5,706,000
Income to Noncontrolling Interest	(19,000)	(46,000)	(47,000)	(99,000)
Preferred Dividend	(1,020,000)	(630,000)	(2,040,000)	(1,261,000)
Depreciation Expense	2,569,000	2,298,000	5,104,000	4,533,000
Amortization of In-Place Lease Intangible Assets	288,000	273,000	582,000	526,000
FFO	$5,651,000	$5,073,000	$12,247,000	$9,405,000

The following are the cash flows provided (used) by operating, investing and financing activities for the six months ended March 31, 2011 and 2010:

	Six Months Ended
	2011	2010

Operating Activities	$10,697,000	$9,843,000
Investing Activities	(14,394,000)	(39,175,000)
Financing Activities	4,316,000	30,598,000

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Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.

The following is the net income (loss) per common share for the three and six months ended March 31, 2011 and 2010:

	Three Months Ended		Six Months Ended
	3/31/11	3/31/10	3/31/11	3/31/10

BASIC INCOME – PER SHARE
Net Income	$.11	$.11	$.25	$.20
Less: Net Income Attributable to
Noncontrolling Interests	(-0-)	(-0-)	(-0-)	(-0-)
Net Income Attributable to
MREIC’s Shareholders	.11	.11	.25	.20
Less: Preferred Dividend	(.03)	(.02)	(.06)	(.04)
Net Income Attributable to MREIC’s Common Shareholders - Basic	$.08	$.09	$.19	$.16

DILUTED INCOME (LOSS) – PER SHARE
Net Income	$.11	$.11	$.25	$.20
Less: Net Income Attributable to
Noncontrolling Interests	(-0-)	(-0-)	(-0-)	(-0-)
Net Income Attributable to
MREIC’s Shareholders	.11	.11	.25	.20
Less: Preferred Dividend	(.03)	(.02)	(.06)	(.04)
Net Income Attributable to MREIC’s Common Shareholders - Diluted	$.08	$.09	$.19	$.16

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Second Quarter FY 2011 Supplemental of Monmouth Real Estate Investment Corp.